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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 17, 2002

                           FIRST STATE BANCORPORATION
             (Exact name of registrant as specified in its charter)

          NEW MEXICO                    001-12487                85-0366665
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

     7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO                87109
        (Address of principal executive offices)                (Zip Code)

        Registrant's Telephone Number, including area code (505) 241-7500


                                                                     Page 1 of 5
                                                         Exhibit Index on Page 5

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              ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.



         On December 17, 2002, Mr. Leonard J. DeLayo, Jr., a Director of the Registrant, entered into a "trading plan" pursuant to the requirements of Rule 10b5-1(c) promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Plan"). The Plan covers the proposed sales by Mr. DeLayo of up to 18,750 shares of the Registrant's common stock during the period commencing December 20, 2002, and ending April 20, 2003, at prices not less than $22.00 per share, upon the exercise of options granted by the Registrant to purchase its common stock to provide for an amount of cash sufficient for Mr. DeLayo to pay the exercise price and related federal income withholding taxes as a result of such exercises. The purpose of his trading plan is to enable him to exercise currently outstanding options to purchase the Registrant's common stock, which expire in November 2003, and to subsequently sell the underlying common stock in an orderly fashion to pay for, among other uses of the proceeds, the exercise price of the options and related federal income withholding taxes.

         On December 17, 2002, Mr. Michael R. Stanford, the President, Chief Executive Officer, and a Director of the Registrant, as a general partner of the Stanford Family Limited Partnership (the "Partnership"), entered into a "trading plan" pursuant to the requirements of Rule 10b5-1(c) promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Plan"). The Plan covers the proposed sales by the Partnership of up to 20,000 shares of the Registrant's common stock during the period commencing December 20, 2002, and ending March 20, 2002, at prices not less than $22.00 per share, upon the exercise of options granted by the Registrant to purchase its common stock to provide for an amount of cash sufficient for the Partnership to pay the exercise price and related federal income withholding taxes as a result of such exercises. Mr. Stanford transferred his options to purchase 20,000 shares of the Registrant's common stock to the Partnership, which is comprised solely of members of Mr. Stanford's immediate family, pursuant to the authority granted to him by the Registrant's Board of Directors. The purpose of the Partnership's trading plan is to enable it to exercise currently outstanding options to purchase the Registrant's common stock, which expire in November 2003, and to subsequently sell the underlying common stock in an orderly fashion to pay for, among other uses of the proceeds, the exercise price of the options and related federal income withholding taxes.


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              ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are not applicable.

         Item (c) Exhibits.

                  Exhibit 99.1 Trading letter of the Stanford Family Limited Partnership (the "Partnership") by Michael R. Stanford, President, Chief Executive Officer, and a Director of the Registrant, as a general partner of the Partnership, pursuant to Rule 10b5-1(c) under Section 10(b) of the Securities Act of 1934, as amended.

                  Exhibit 99.2 Trading letter of Leonard J. DeLayo, Jr., a Director of the Registrant pursuant to Rule 10b5-1(c) under Section 10(b) of the Securities Act of 1934, as amended.



                                                                     Page 3 of 5

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST STATE BANCORPORATION



Date: December 18, 2002                      By:   /s/ H. PATRICK DEE
                                                --------------------------------
                                                   H. Patrick Dee
                                                   Executive Vice President and
                                                   Chief Operating Officer





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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Trading letter of the Stanford Family Limited Partnership (the
                  "Partnership") by Michael R. Stanford, President, Chief
                  Executive Officer, and a Director of the Registrant, as a
                  general partner of the Partnership, pursuant to Rule 10b5-1(c)
                  under Section 10(b) of the Securities Act of 1934, as amended.

99.2              Trading letter of Leonard J. DeLayo, Jr., a Director of the
                  Registrant pursuant to Rule 10b5-1(c) under Section 10(b) of the Securities Act of 1934, as amended.









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